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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 3, 2001


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          000-25469                   13-3845162
---------------                   ----------------           -------------------
(State or other                   (Commission File             (IRS Employer
jurisdiction of                       Number)                Identification No.)
organization)



500-512 Seventh Avenue, New York, New York                         10018
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 600-6000


--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)


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Item 5.  Other Events

         On May 3, 2001, iVillage Inc. ("iVillage") issued a press release announcing its financial results for the three months ended March 31, 2001. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1 Press Release dated May 3, 2001 regarding iVillage Inc.'s announcement of its financial results for the three months ended March 31, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                     iVillage Inc.
                                                     (Registrant)

         Date:  May 4, 2001                          By: /s/ Scott Levine
                                                         -----------------------
                                                         Scott Levine
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibits

99.1 Press Release dated May 3, 2001 regarding iVillage Inc.'s announcement of its financial results for the three months ended March 31, 2001.